UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                        Date of Report: February 23, 2004

                      Date of earliest event reported: N.A.


                              UNITED MEDICORP, INC.
             (Exact Name of Registrant as Specified in its Charter)

                         Commission File Number 1-10418


                 DELAWARE                                 75-2217002
      (State or other jurisdiction of                  (I.R.S. Employer
      incorporation or organization)                  Identification No.)

           200 N. Cuyler Street
               Pampa, Texas                                  79065
 (Address of principal executive offices)                 (Zip Code)

       Registrant's Telephone Number, Including Area Code: (806) 669-9223

                                      N.A.
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

                     UNITED MEDICORP, INC. AND SUBSIDIARIES


Item 5. Other Events

         On February 20, 2004, the Registrant issued a press release stating that it had been notified by new management at Presbyterian Healthcare Services ("PHS") that it intends to rebid, or bring back in house all of the work currently being performed by the Registrant. Total revenues earned by the Registrant from PHS during the year ended December 31, 2003 were $2,433,565, which represented 62% of the Registrant's total revenue for the year.

         The Registrant was also informed that PHS management has set a target date for completing the evaluation of competitive bids and awarding the contracts for ongoing business in late March 2004. The full financial impact of this decision to the Registrant will not be known until that time. A copy of the complete press release is attached hereto as Exhibit 99.1.


Item 7. Financial Statements and Exhibits

         (c)   Exhibits

               Exhibit Number               Description
               --------------               -----------

         99.1     Press release issued by the Registrant on February 20, 2004

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              UNITED MEDICORP, INC.
                                  (Registrant)



By:  /s/ Nathan Bailey                         Date: February 23, 2004
     --------------------------------                -----------------
     Nathan Bailey
     Vice President and Controller
     (Principal Accounting Officer)